INDIVIDUAL SINGLE PREMIUM
DEFERRED VARIABLE LIFE INSURANCE POLICY
ISSUED BY
Independence Variable Life Separate Account
(formerly named Keyport America Variable Life Separate Account)
OF
INDEPENDENCE LIFE AND ANNUITY COMPANY
(formerly named Keyport America Life Insurance Company)
SUPPLEMENT DATED NOVEMBER 1, 2001
TO
PROSPECTUS DATED MAY 1, 1995

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After the close of business on October 31, 2001, Liberty Financial Companies, Inc. ("LFC"), the indirect corporate parent of Independence Life and Annuity Company ("Independence Life"), completed the sale of its annuity and bank marketing businesses, which include Independence Life, to Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges. As a result of the transaction, Independence Life is now an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

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